SUPPLEMENT DATED JULY 21, 2016 TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF

Alternative Investment Partners Absolute Return Fund, dated April 30, 2016

Alternative Investment Partners Absolute Return Fund STS, dated April 30, 2016

AIP Macro Registered Fund A, dated April 30, 2016

AIP Macro Registered Fund P, dated April 30, 2016

AIP Multi-Strategy Fund A, dated April 30, 2016

AIP Multi-Strategy Fund P, dated April 30, 2016

AIP Long/Short Fund A, dated April 30, 2016

AIP Long/Short Fund P, dated April 30, 2016

(collectively, the “Funds”)

Effective immediately, Mustafa A. Jama has retired from his positions as Chief Investment Officer of the Morgan Stanley AIP Fund of Hedge Funds team, portfolio manager for the Funds and Vice President of the Funds. Mark L.W. van der Zwan has replaced Mr. Jama as Chief Investment Officer for the Morgan Stanley AIP Fund of Hedge Funds team and assumed all of Mr. Jama’s investment management and supervisory responsibilities with respect to the Funds. As a result, all references to Mr. Jama as Chief Investment Officer and portfolio manager for the Funds in the Prospectuses and Statements of Additional Information are hereby replaced with references to Mr. van der Zwan in each respective capacity. Additionally, all references to Mr. Jama as Vice President for the Funds have been deleted.

Mr. Jama’s biographical information is hereby deleted from the Morgan Stanley AIP Fund of Hedge Funds team description, and the following information hereby replaces in its entirety the biographical information for Mr. van der Zwan contained in each Fund’s Prospectus:

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of Morgan Stanley Investment Management Inc. (“MSIM”). Effective July 2016, Mr. van der Zwan began serving as Chief Investment Officer and Head of Morgan Stanley AIP Fund of Hedge Funds of Morgan Stanley AIP and, since 2006, he has been a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception. Mr. van der Zwan has more than 20 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $70 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AIPSUP-0716